FirstSun Capital Bancorp Reports Third Quarter 2025 Results
Third Quarter 2025 Highlights:
•Net income of $23.2 million, $0.82 per diluted share
•Net interest margin of 4.07%
•Return on average total assets of 1.09%
•Return on average stockholders’ equity of 8.22%
•Loan growth of 10.6%, annualized
•Deposit growth of 0.3%, annualized
•24.5% noninterest income to total revenue1
Denver, Colorado – October 27, 2025 – FirstSun Capital Bancorp (“FirstSun”) (NASDAQ: FSUN) reported net income of $23.2 million for the third quarter of 2025 compared to net income of $22.4 million for the third quarter of 2024. Earnings per diluted share were $0.82 for the third quarter of 2025 compared to $0.79 for the third quarter of 2024. Adjusted net income, a non-GAAP financial measure, was $23.7 million or $0.84 per diluted share for the third quarter of 2024.
Neal Arnold, FirstSun’s Chief Executive Officer and President, commented, “The results for this quarter continue to demonstrate the fundamental strength of our core franchise. The quarter was highlighted by a consistently strong net interest margin of 4.07%, healthy loan growth of 10.6% and a diversified revenue mix with service fees to total revenue of 24.5%. While we did experience higher credit costs this quarter, our operating results remain strong. We remain focused on the great opportunity provided by the robust business environment across our high growth southwestern and western footprint to further grow our franchise and deliver strong financial results.”
Third Quarter 2025 Results

Net income totaled $23.2 million, or $0.82 per diluted share, for the third quarter of 2025, compared to $26.4 million, or $0.93 per diluted share, for the prior quarter.

The return on average total assets was 1.09% for the third quarter of 2025, compared to 1.28% for the prior quarter, and the return on average stockholders’ equity was 8.22% for the third quarter of 2025, compared to 9.74% for the prior quarter.
Net Interest Income and Net Interest Margin
Net interest income totaled $81.0 million for the third quarter of 2025, an increase of $2.5 million compared to the prior quarter. Our net interest margin of 4.07% was unchanged compared to the prior quarter. Results for the third quarter of 2025, compared to the prior quarter, were primarily driven by an increase of two basis points in the yield on earning assets and increase of $160.5 million in average earnings assets, offset by an increase of six basis points in the cost of interest-bearing liabilities and increase of $76.6 million in average interest-bearing liabilities.

1 Total revenue is net interest income plus noninterest income.

Average loans, including loans held-for-sale, increased by $46.7 million in the third quarter of 2025, compared to the prior quarter. Loan yield increased by six basis points to 6.49% in the third quarter of 2025, compared to the prior quarter, primarily due to higher yields on new originations as compared to amortizing and maturing balances. Average interest-bearing deposits increased $79.7 million in the third quarter of 2025, compared to the prior quarter. Total cost of interest-bearing deposits increased by three basis points to 2.81% in the third quarter of 2025, compared to the prior quarter, primarily due to an increase in promotional rate money market deposit balances, partially offset by a decrease in certificates of deposit balances.
Asset Quality and Provision for Credit Losses
The provision for credit losses totaled $10.1 million for the third quarter of 2025 primarily due to deterioration in a specific commercial and industrial (“C&I”) customer relationship, impacts from net changes in loan portfolio balances, and impacts from net portfolio downgrades.
Net charge-offs for the third quarter of 2025 were $9.1 million resulting in an annualized ratio of net charge-offs to average loans of 0.55%, compared to net charge-offs of $13.5 million, or an annualized ratio of net-charge offs to average loans of 0.83% for the prior quarter. Net charge-offs for the third quarter of 2025 were elevated primarily due to a write-down related to a specific customer relationship in our C&I loan portfolio.
The allowance for credit losses as a percentage of total loans was 1.26% at September 30, 2025, a decrease of two basis points from the prior quarter. The ratio of nonperforming assets to total assets was 0.98% at September 30, 2025, compared to 0.80% at June 30, 2025.
Noninterest Income
Noninterest income totaled $26.3 million for the third quarter of 2025, a decrease of $0.7 million from the prior quarter. Mortgage banking income decreased $0.6 million for the third quarter of 2025, primarily due to a decrease in fair value impact, net of hedging, related to interest rate lock commitments and loans held-for-sale, partially offset by an increase in gain on sales driven by higher margins.
Other noninterest income decreased $0.3 million for the third quarter of 2025, primarily due to a decrease in loan syndication and agency fees.
Noninterest income as a percentage of total revenue2 was 24.5%, a decrease of 1.1% from the prior quarter.
Noninterest Expense
Noninterest expense totaled $68.9 million for the third quarter of 2025, an increase of $0.8 million from the prior quarter, primarily due to an increase in salary and employee benefits of $0.9 million resulting from an increase in headcount of C&I bankers and support personnel, in addition to higher medical insurance costs.
The efficiency ratio for the third quarter of 2025 was 64.22% compared to 64.52% for the prior quarter.
Tax Rate
The effective tax rate was 18.1% for the third quarter of 2025, compared to 20.0% for the prior quarter.

2 Total revenue is net interest income plus noninterest income.

Loans
Loans were $6.7 billion at September 30, 2025 and $6.5 billion at June 30, 2025, increasing $174.6 million in the third quarter of 2025, or 10.6% on an annualized basis, primarily due to an increase of $165.9 million in commercial and industrial, and an increase of $49.0 million in multifamily, partially offset by a decrease of $40.2 million in construction and land.
Deposits
Deposits were $7.1 billion at September 30, 2025 and June 30, 2025, an increase of $5.3 million in the third quarter of 2025, or 0.3% on an annualized basis, primarily due to growth of $65.9 million in interest-bearing demand accounts, and $56.8 million in savings and money market accounts, partially offset by a decrease of $75.8 million in certificates of deposits, and $32.2 million in non-interest-bearing demand deposit accounts. Average deposits increased $134.8 million in the third quarter of 2025, or 7.7% on an annualized basis, compared to the prior quarter.
Noninterest-bearing deposit accounts represented 23.6% of total deposits at September 30, 2025 and the loan-to-deposit ratio was 94.0% at September 30, 2025.
Capital
Capital ratios remain strong and above “well-capitalized” thresholds. As of September 30, 2025, our common equity tier 1 risk-based capital ratio was 13.79%, total risk-based capital ratio was 15.81% and tier 1 leverage ratio was 12.44%. Book value per share was $40.48 at September 30, 2025, an increase of $1.13 from June 30, 2025. Tangible book value per share, a non-GAAP financial measure, was $36.92 at September 30, 2025, an increase of $1.15 from June 30, 2025.
Subsequent Event
On October 1, 2025, FirstSun Capital Bancorp redeemed the entire principal amount, or $40 million, of its 6.000% Fixed-to-Floating Rate Subordinated Notes Due July 1, 2030.

Non-GAAP Financial Measures
This press release (including the tables beginning on page 16) contains financial measures determined by methods other than in accordance with principles generally accepted in the United States (“GAAP”). FirstSun management uses these non-GAAP financial measures in their analysis of FirstSun’s performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. FirstSun believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. FirstSun management believes investors may find these non-GAAP financial measures useful. These non-GAAP financial measures, however, should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the non-GAAP measures used in this press release:
•Tangible stockholders’ equity to tangible assets;
•Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax;
•Tangible book value per share;
•Adjusted net income;
•Adjusted diluted earnings per share;
•Adjusted return on average total assets;
•Adjusted return on average stockholders’ equity;
•Return on average tangible stockholders’ equity;
•Adjusted return on average tangible stockholders’ equity;
•Adjusted total noninterest expense;
•Adjusted efficiency ratio; and
•Fully tax equivalent (“FTE”) net interest income and net interest margin.
The tables beginning on page 16 provide a reconciliation of each non-GAAP financial measure contained in this press release to the most comparable GAAP equivalent.
About FirstSun Capital Bancorp
FirstSun Capital Bancorp, headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, N.A., which operates as Sunflower Bank and First National 1870. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with depository branches in seven states and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $8.5 billion as of September 30, 2025.
First National 1870 is a division of Sunflower Bank, N.A. To learn more, visit ir.firstsuncb.com or SunflowerBank.com
Day-Count Convention
Annualized ratios are presented utilizing the Actual/Actual day-count convention. Prior period annualized ratios have been recalculated to conform to the current presentation.

Summary Data:

	As of and for the three months ended
($ in thousands, except per share amounts)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net interest income	$80,953	$78,499	$74,478	$77,047	$76,158
Provision for credit losses	10,100	4,500	3,800	4,850	5,000
Noninterest income	26,333	27,073	21,729	21,635	22,075
Noninterest expense	68,901	68,110	62,722	73,673	64,664
Income before income taxes	28,285	32,962	29,685	20,159	28,569
Provision for income taxes	5,111	6,576	6,116	3,809	6,147
Net income	23,174	26,386	23,569	16,350	22,422
Adjusted net income[1]	23,174	26,386	23,569	24,316	23,655
Weighted average common shares outstanding, basic	27,801,255	27,783,710	27,721,760	27,668,470	27,612,538
Weighted average common shares outstanding, diluted	28,291,778	28,232,319	28,293,912	28,290,474	28,212,809
Diluted earnings per share	$0.82	$0.93	$0.83	$0.58	$0.79
Adjusted diluted earnings per share[1]	$0.82	$0.93	$0.83	$0.86	$0.84
Return on average total assets	1.09%	1.28%	1.20%	0.81%	1.12%
Adjusted return on average total assets[1]	1.09%	1.28%	1.20%	1.20%	1.18%
Return on average stockholders' equity	8.22%	9.74%	9.03%	6.22%	8.74%
Adjusted return on average stockholders' equity[1]	8.22%	9.74%	9.03%	9.24%	9.22%
Return on average tangible stockholders' equity[1]	9.20%	10.91%	10.18%	7.36%	9.94%
Adjusted return on average tangible stockholders' equity[1]	9.20%	10.91%	10.18%	10.72%	10.48%
Net interest margin	4.07%	4.07%	4.07%	4.09%	4.08%
Net interest margin (FTE basis)[1]	4.12%	4.13%	4.13%	4.15%	4.13%
Efficiency ratio	64.22%	64.52%	65.19%	74.66%	65.83%
Adjusted efficiency ratio[1]	64.22%	64.52%	65.19%	63.63%	64.16%
Noninterest income to total revenue[2]	24.5%	25.6%	22.6%	21.9%	22.5%
Total assets	$8,495,437	$8,435,861	$8,216,458	$8,097,387	$8,138,487
Total loans held-for-sale	85,250	90,781	65,603	61,825	72,247
Total loans held-for-investment	6,681,629	6,507,066	6,484,008	6,376,357	6,443,756
Total deposits	7,105,415	7,100,164	6,874,239	6,672,260	6,649,880
Total stockholders' equity	1,127,513	1,095,402	1,068,295	1,041,366	1,034,085
Loan to deposit ratio	94.0%	91.6%	94.3%	95.6%	96.9%
Period end common shares outstanding	27,854,764	27,834,525	27,753,918	27,709,679	27,665,918
Book value per share	$40.48	$39.35	$38.49	$37.58	$37.38
Tangible book value per share[1]	$36.92	$35.77	$34.88	$33.94	$33.68
[1] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Total revenue is net interest income plus noninterest income.

	As of and for the nine months ended
($ in thousands, except per share amounts)	September 30, 2025	September 30, 2024
Net interest income	$233,930	$219,863
Provision for credit losses	18,400	22,700
Noninterest income	75,135	68,157
Noninterest expense	199,733	190,367
Income before income taxes	90,932	74,953
Provision for income taxes	17,803	15,675
Net income	73,129	59,278
Adjusted net income[1]	73,129	63,428
Weighted average common shares outstanding, basic	27,769,320	27,355,098
Weighted average common shares outstanding, diluted	28,274,134	27,976,215
Diluted earnings per share	$2.59	$2.12
Adjusted diluted earnings per share[1]	$2.59	$2.27
Return on average total assets	1.19%	1.01%
Adjusted return on average total assets[1]	1.19%	1.09%
Return on average stockholders' equity	8.99%	8.04%
Adjusted return on average stockholders’ equity[1]	8.99%	8.60%
Return on average tangible stockholders' equity[1]	10.08%	9.23%
Adjusted return on average tangible stockholders' equity[1]	10.08%	9.86%
Net interest margin	4.07%	4.04%
Net interest margin (FTE basis)[1]	4.13%	4.11%
Efficiency ratio	64.62%	66.10%
Adjusted efficiency ratio[1]	64.62%	64.30%
Noninterest income to total revenue[2]	24.3%	23.7%
Total assets	$8,495,437	$8,138,487
Total loans held-for-sale	85,250	72,247
Total loans held-for-investment	6,681,629	6,443,756
Total deposits	7,105,415	6,649,880
Total stockholders' equity	1,127,513	1,034,085
Loan to deposit ratio	94.0%	96.9%
Period end common shares outstanding	27,854,764	27,665,918
Book value per share	$40.48	$37.38
Tangible book value per share[1]	$36.92	$33.68
[1] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Total revenue is net interest income plus noninterest income.

Condensed Consolidated Statements of Income (Unaudited):

	For the three months ended		For the nine months ended
($ in thousands, except per share amounts)	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Total interest income	$121,128	$118,932	$348,496	$343,501
Total interest expense	40,175	42,774	114,566	123,638
Net interest income	80,953	76,158	233,930	219,863
Provision for credit losses	10,100	5,000	18,400	22,700
Net interest income after credit loss expense	70,853	71,158	215,530	197,163
Noninterest income:
Service charges on deposit accounts	2,162	2,560	6,205	7,276
Treasury management service fees	4,402	3,748	12,929	10,847
Credit and debit card fees	2,671	2,738	7,985	8,447
Trust and investment advisory fees	1,536	1,395	4,430	4,351
Income from mortgage banking services, net	12,641	8,838	34,970	29,383
Other noninterest income	2,921	2,796	8,616	7,853
Total noninterest income	26,333	22,075	75,135	68,157
Noninterest expense:
Salary and employee benefits	44,822	39,306	128,304	116,487
Occupancy and equipment	9,591	9,121	28,668	26,417
Amortization and impairment of intangible assets	578	651	1,784	2,118
Terminated merger related expenses	—	1,633	—	5,168
Other noninterest expenses	13,910	13,953	40,977	40,177
Total noninterest expense	68,901	64,664	199,733	190,367
Income before income taxes	28,285	28,569	90,932	74,953
Provision for income taxes	5,111	6,147	17,803	15,675
Net income	$23,174	$22,422	$73,129	$59,278
Earnings per share - basic	$0.83	$0.81	$2.63	$2.17
Earnings per share - diluted	$0.82	$0.79	$2.59	$2.12

	For the three months ended
($ in thousands, except per share amounts)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total interest income	$121,128	$116,921	$110,447	$116,039	$118,932
Total interest expense	40,175	38,422	35,969	38,992	42,774
Net interest income	80,953	78,499	74,478	77,047	76,158
Provision for credit losses	10,100	4,500	3,800	4,850	5,000
Net interest income after credit loss expense	70,853	73,999	70,678	72,197	71,158
Noninterest income:
Service charges on deposit accounts	2,162	2,016	2,027	2,219	2,560
Treasury management service fees	4,402	4,333	4,194	3,982	3,748
Credit and debit card fees	2,671	2,728	2,586	2,706	2,738
Trust and investment advisory fees	1,536	1,473	1,421	1,436	1,395
Income from mortgage banking services, net	12,641	13,274	9,055	9,631	8,838
Other noninterest income	2,921	3,249	2,446	1,661	2,796
Total noninterest income	26,333	27,073	21,729	21,635	22,075
Noninterest expense:
Salary and employee benefits	44,822	43,921	39,561	38,498	39,306
Occupancy and equipment	9,591	9,541	9,536	9,865	9,121
Amortization and impairment of intangible assets	578	578	628	1,431	651
Terminated merger related expenses	—	—	—	8,010	1,633
Other noninterest expenses	13,910	14,070	12,997	15,869	13,953
Total noninterest expense	68,901	68,110	62,722	73,673	64,664
Income before income taxes	28,285	32,962	29,685	20,159	28,569
Provision for income taxes	5,111	6,576	6,116	3,809	6,147
Net income	$23,174	$26,386	$23,569	$16,350	$22,422
Earnings per share - basic	$0.83	$0.95	$0.85	$0.59	$0.81
Earnings per share - diluted	$0.82	$0.93	$0.83	$0.58	$0.79

Condensed Consolidated Balance Sheets as of (Unaudited):

($ in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Assets
Cash and cash equivalents	$659,899	$785,115	$621,377	$615,917	$573,674
Securities available-for-sale, at fair value	476,114	473,468	480,615	469,076	496,811
Securities held-to-maturity	34,247	34,581	34,914	35,242	35,885
Loans held-for-sale, at fair value	85,250	90,781	65,603	61,825	72,247
Loans	6,681,629	6,507,066	6,484,008	6,376,357	6,443,756
Allowance for credit losses	(84,040)	(82,993)	(91,790)	(88,221)	(83,159)
Loans, net	6,597,589	6,424,073	6,392,218	6,288,136	6,360,597
Mortgage servicing rights, at fair value	85,695	84,736	82,927	84,258	78,799
Premises and equipment, net	81,886	82,248	82,333	82,483	82,532
Other real estate owned and foreclosed assets, net	13,418	13,052	4,914	5,138	4,478
Goodwill	93,483	93,483	93,483	93,483	93,483
Core deposits and other intangible assets, net	5,650	6,228	6,806	7,434	8,866
Other assets	362,206	348,096	351,268	354,395	331,115
Total assets	$8,495,437	$8,435,861	$8,216,458	$8,097,387	$8,138,487
Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing accounts	$1,674,497	$1,706,678	$1,574,736	$1,541,158	$1,554,762
Interest-bearing accounts:
Interest-bearing demand accounts	811,617	745,750	708,783	685,865	645,647
Savings and money market accounts	3,223,254	3,166,466	2,974,774	2,834,123	2,608,808
NOW accounts	42,559	52,005	39,806	45,539	41,234
Certificate of deposit accounts	1,353,488	1,429,265	1,576,140	1,565,575	1,799,429
Total deposits	7,105,415	7,100,164	6,874,239	6,672,260	6,649,880
Securities sold under agreements to repurchase	9,824	11,173	8,515	14,699	10,913
Federal Home Loan Bank advances	—	—	35,000	135,000	215,000
Subordinated debt, net	76,163	76,066	75,969	75,841	75,709
Other liabilities	176,522	153,056	154,440	158,221	152,900
Total liabilities	7,367,924	7,340,459	7,148,163	7,056,021	7,104,402
Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	3	3	3	3	3
Additional paid-in capital	548,952	547,950	547,484	547,325	547,271
Retained earnings	606,279	583,105	556,719	533,150	516,800
Accumulated other comprehensive loss, net	(27,721)	(35,656)	(35,911)	(39,112)	(29,989)
Total stockholders' equity	1,127,513	1,095,402	1,068,295	1,041,366	1,034,085
Total liabilities and stockholders' equity	$8,495,437	$8,435,861	$8,216,458	$8,097,387	$8,138,487

Consolidated Capital Ratios as of:

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Stockholders' equity to total assets	13.27%	12.99%	13.00%	12.86%	12.71%
Tangible stockholders' equity to tangible assets[1]	12.25%	11.94%	11.93%	11.76%	11.59%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax[1,2]	12.21%	11.90%	11.89%	11.71%	11.56%
Tier 1 leverage ratio	12.44%	12.39%	12.47%	12.11%	11.96%
Common equity tier 1 risk-based capital ratio	13.79%	13.78%	13.26%	13.18%	13.06%
Tier 1 risk-based capital ratio	13.79%	13.78%	13.26%	13.18%	13.06%
Total risk-based capital ratio	15.81%	15.94%	15.52%	15.42%	15.25%
[1] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Tangible stockholders’ equity and tangible assets have been adjusted to reflect net unrealized losses on held-to-maturity securities, net of tax.

Summary of Net Interest Margin:

	For the three months ended				For the nine months ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans[1]	6,667,158	6.49%	6,460,484	6.68%	6,570,356	6.43%	6,386,620	6.61%
Investment securities	505,999	3.43%	527,241	3.60%	506,068	3.48%	532,562	3.52%
Interest-bearing cash and other assets	714,885	4.25%	442,632	5.14%	604,936	4.29%	343,911	5.27%
Total earning assets	7,888,042	6.09%	7,430,357	6.37%	7,681,360	6.07%	7,263,093	6.32%
Other assets	540,079		534,740		542,038		543,916
Total assets	$8,428,121		$7,965,097		$8,223,398		$7,807,009

Interest-bearing liabilities
Demand and NOW deposits	$796,192	3.29%	$657,537	3.73%	$770,395	3.25%	$609,632	3.71%
Savings deposits	391,444	0.59%	411,526	0.71%	397,745	0.58%	415,687	0.70%
Money market deposits	2,852,860	2.58%	2,140,552	2.24%	2,652,819	2.41%	2,098,927	2.07%
Certificates of deposits	1,397,371	3.64%	1,800,502	4.56%	1,482,529	3.77%	1,812,839	4.63%
Total deposits	5,437,867	2.81%	5,010,117	3.14%	5,303,488	2.78%	4,937,085	3.10%
Repurchase agreements	8,055	1.82%	13,528	1.29%	8,892	1.66%	17,099	1.16%
Total deposits and repurchase agreements	5,445,922	2.81%	5,023,645	3.14%	5,312,380	2.77%	4,954,184	3.09%
FHLB borrowings	—	—%	135,641	5.58%	10,491	4.61%	125,799	5.62%
Other long-term borrowings	76,117	8.41%	75,654	6.54%	76,017	7.02%	75,522	6.61%
Total interest-bearing liabilities	5,522,039	2.89%	5,234,940	3.25%	5,398,888	2.84%	5,155,505	3.20%
Noninterest-bearing deposits	1,642,346		1,568,685		1,587,670		1,529,793
Other liabilities	145,730		141,206		148,675		136,491
Stockholders' equity	1,118,006		1,020,266		1,088,165		985,220
Total liabilities and stockholders' equity	$8,428,121		$7,965,097		$8,223,398		$7,807,009

Net interest spread		3.20%		3.12%		3.23%		3.12%
Net interest margin		4.07%		4.08%		4.07%		4.04%
Net interest margin (on FTE basis)[2]		4.12%		4.13%		4.13%		4.11%
[1] Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
[2] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

	For the three months ended
	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans[1]	6,667,158	6.49%	6,620,493	6.43%	6,420,710	6.36%	6,481,701	6.51%	6,460,484	6.68%
Investment securities	505,999	3.43%	510,350	3.48%	501,809	3.53%	519,221	3.40%	527,241	3.60%
Interest-bearing cash and other assets	714,885	4.25%	596,713	4.28%	500,857	4.37%	491,326	4.48%	442,632	5.14%
Total earning assets	7,888,042	6.09%	7,727,556	6.07%	7,423,376	6.03%	7,492,248	6.16%	7,430,357	6.37%
Other assets	540,079		537,156		548,976		542,862		534,740
Total assets	$8,428,121		$8,264,712		$7,972,352		$8,035,110		$7,965,097

Interest-bearing liabilities
Demand and NOW deposits	$796,192	3.29%	$793,461	3.26%	$720,700	3.21%	$703,087	3.45%	$657,537	3.73%
Savings deposits	391,444	0.59%	401,093	0.58%	400,801	0.58%	404,762	0.64%	411,526	0.71%
Money market deposits	2,852,860	2.58%	2,659,342	2.42%	2,441,737	2.19%	2,348,328	2.23%	2,140,552	2.24%
Certificates of deposits	1,397,371	3.64%	1,504,235	3.76%	1,547,634	3.91%	1,589,721	4.08%	1,800,502	4.56%
Total deposits	5,437,867	2.81%	5,358,131	2.78%	5,110,872	2.73%	5,045,898	2.85%	5,010,117	3.14%
Repurchase agreements	8,055	1.82%	9,024	1.61%	9,615	1.57%	10,964	1.45%	13,528	1.29%
Total deposits and repurchase agreements	5,445,922	2.81%	5,367,155	2.78%	5,120,487	2.73%	5,056,862	2.85%	5,023,645	3.14%
FHLB borrowings	—	—%	2,308	4.72%	29,489	4.60%	121,957	5.02%	135,641	5.58%
Other long-term borrowings	76,117	8.41%	76,025	6.19%	75,907	6.43%	75,778	6.41%	75,654	6.54%
Total interest-bearing liabilities	5,522,039	2.89%	5,445,488	2.83%	5,225,883	2.79%	5,254,597	2.95%	5,234,940	3.25%
Noninterest-bearing deposits	1,642,346		1,587,302		1,532,150		1,581,571		1,568,685
Other liabilities	145,730		145,064		155,337		152,552		141,206
Stockholders' equity	1,118,006		1,086,858		1,058,982		1,046,390		1,020,266
Total liabilities and stockholders' equity	$8,428,121		$8,264,712		$7,972,352		$8,035,110		$7,965,097

Net interest spread		3.20%		3.24%		3.24%		3.21%		3.12%
Net interest margin		4.07%		4.07%		4.07%		4.09%		4.08%
Net interest margin (on FTE basis)[2]		4.12%		4.13%		4.13%		4.15%		4.13%
[1] Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
[2] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

Deposits as of:

($ in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Consumer
Noninterest bearing deposit accounts	$412,568	$426,909	$412,734	$410,303	$397,880
Interest-bearing deposit accounts:
Demand and NOW deposits	129,148	113,415	93,675	61,987	61,929
Savings deposits	314,953	322,672	330,489	326,916	331,811
Money market deposits	1,885,610	1,803,348	1,600,413	1,516,577	1,333,486
Certificates of deposits	869,077	937,439	1,065,839	1,069,704	1,247,348
Total interest-bearing deposit accounts	3,198,788	3,176,874	3,090,416	2,975,184	2,974,574
Total consumer deposits	$3,611,356	$3,603,783	$3,503,150	$3,385,487	$3,372,454
Business
Noninterest bearing deposit accounts	$1,261,929	$1,279,769	$1,162,002	$1,130,855	$1,156,882
Interest-bearing deposit accounts:
Demand and NOW deposits	725,028	684,340	654,914	669,417	624,952
Savings deposits	71,281	74,448	75,132	75,422	77,744
Money market deposits	951,410	965,998	968,740	915,208	865,767
Certificates of deposits	57,225	56,930	65,420	51,131	62,187
Total interest-bearing deposit accounts	1,804,944	1,781,716	1,764,206	1,711,178	1,630,650
Total business deposits	$3,066,873	$3,061,485	$2,926,208	$2,842,033	$2,787,532
Wholesale deposits[1]	$427,186	$434,896	$444,881	$444,740	$489,894
Total deposits	$7,105,415	$7,100,164	$6,874,239	$6,672,260	$6,649,880
[1] Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits.
Balance Sheet Ratios as of:

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Cash to total assets[1]	7.70%	9.20%	7.50%	7.50%	6.90%
Loan to deposit ratio	94.0%	91.6%	94.3%	95.6%	96.9%
Uninsured deposits to total deposits[2]	36.2%	37.0%	35.2%	34.8%	32.7%
Uninsured and uncollateralized deposits to total deposits[2]	28.3%	28.3%	26.4%	25.2%	26.8%
Wholesale deposits and borrowings to total liabilities[3]	5.8%	5.9%	6.7%	8.2%	9.9%
[1] Cash consists of cash and amounts due from banks and interest-bearing deposits with other financial institutions.
[2] Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated.
[3] Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits. Wholesale borrowings consist of FHLB overnight and term advances.

Loan Portfolio as of:

($ in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Commercial and industrial[1]	$2,945,697	$2,779,767	$2,764,035	$2,627,591	$2,678,859
Commercial real estate:
Non-owner occupied	725,425	705,749	733,949	752,628	821,434
Owner occupied	668,172	660,334	677,341	700,867	698,398
Construction and land	343,803	383,969	386,056	362,677	333,457
Multifamily	183,504	134,520	85,239	94,355	95,125
Total commercial real estate	1,920,904	1,884,572	1,882,585	1,910,527	1,948,414
Residential real estate[2]	1,209,742	1,226,760	1,195,714	1,180,610	1,172,459
Public Finance	516,247	524,441	551,252	554,784	536,776
Consumer	38,931	42,881	38,896	41,144	45,067
Other	50,108	48,645	51,526	61,701	62,181
Total loans, net of deferred costs, fees, premiums, and discounts	$6,681,629	$6,507,066	$6,484,008	$6,376,357	$6,443,756
[1] Loans to nondepository financial institutions are included within commercial and industrial. Prior period amounts have been reclassified to conform to the current presentation.
[2] Includes 1-4 family residential construction.

Asset Quality:

	As of and for the three months ended					As of and for the nine months ended
($ in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Net charge-offs (recoveries)	$9,053	$13,547	$631	$(462)	$1,401	$23,231	$20,839
Allowance for credit losses	$84,040	$82,993	$91,790	$88,221	$83,159	$84,040	$83,159
Nonperforming loans, including nonaccrual loans, and accrual loans greater than 90 days past due	$69,641	$54,841	$78,590	$69,050	$65,824	$69,641	$65,824
Nonperforming assets	$83,059	$67,893	$83,504	$74,188	$70,302	$83,059	$70,302
Ratio of net charge-offs (recoveries) to average loans outstanding	0.55%	0.83%	0.04%	(0.03)%	0.09%	0.48%	0.44%
Allowance for credit losses to total loans outstanding	1.26%	1.28%	1.42%	1.38%	1.29%	1.26%	1.29%
Allowance for credit losses to total nonperforming loans	120.68%	151.33%	116.80%	127.76%	126.34%	120.68%	126.34%
Nonperforming loans to total loans	1.04%	0.84%	1.21%	1.08%	1.02%	1.04%	1.02%
Nonperforming assets to total assets	0.98%	0.80%	1.02%	0.92%	0.86%	0.98%	0.86%

Non-GAAP Financial Measures and Reconciliations:

	As of and for the three months ended					As of and for the nine months ended
($ in thousands, except share and per share amounts)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Tangible stockholders’ equity to tangible assets:
Total stockholders' equity (GAAP)	$1,127,513	$1,095,402	$1,068,295	$1,041,366	$1,034,085	$1,127,513	$1,034,085
Less: Goodwill and other intangible assets
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(5,650)	(6,228)	(6,806)	(7,434)	(8,866)	(5,650)	(8,866)
Tangible stockholders' equity (non-GAAP)	$1,028,380	$995,691	$968,006	$940,449	$931,736	$1,028,380	$931,736
Total assets (GAAP)	$8,495,437	$8,435,861	$8,216,458	$8,097,387	$8,138,487	$8,495,437	$8,138,487
Less: Goodwill and other intangible assets
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(5,650)	(6,228)	(6,806)	(7,434)	(8,866)	(5,650)	(8,866)
Tangible assets (non-GAAP)	$8,396,304	$8,336,150	$8,116,169	$7,996,470	$8,036,138	$8,396,304	$8,036,138
Total stockholders' equity to total assets (GAAP)	13.27%	12.99%	13.00%	12.86%	12.71%	13.27%	12.71%
Less: Impact of goodwill and other intangible assets	(1.02)%	(1.05)%	(1.07)%	(1.10)%	(1.12)%	(1.02)%	(1.12)%
Tangible stockholders' equity to tangible assets (non-GAAP)	12.25%	11.94%	11.93%	11.76%	11.59%	12.25%	11.59%
Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:
Tangible stockholders' equity (non-GAAP)	$1,028,380	$995,691	$968,006	$940,449	$931,736	$1,028,380	$931,736
Less: Net unrealized losses on HTM securities, net of tax	(3,432)	(4,238)	(3,803)	(4,292)	(2,852)	(3,432)	(2,852)
Tangible stockholders’ equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$1,024,948	$991,453	$964,203	$936,157	$928,884	$1,024,948	$928,884
Tangible assets (non-GAAP)	$8,396,304	$8,336,150	$8,116,169	$7,996,470	$8,036,138	$8,396,304	$8,036,138
Less: Net unrealized losses on HTM securities, net of tax	(3,432)	(4,238)	(3,803)	(4,292)	(2,852)	(3,432)	(2,852)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$8,392,872	$8,331,912	$8,112,366	$7,992,178	$8,033,286	$8,392,872	$8,033,286
Tangible stockholders' equity to tangible assets (non-GAAP)	12.25%	11.94%	11.93%	11.76%	11.59%	12.25%	11.59%
Less: Net unrealized losses on HTM securities, net of tax	(0.04)%	(0.04)%	(0.04)%	(0.05)%	(0.03)%	(0.04)%	(0.03)%
Tangible stockholders’ equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	12.21%	11.90%	11.89%	11.71%	11.56%	12.21%	11.56%

	As of and for the three months ended					As of and for the nine months ended
($ in thousands, except share and per share amounts)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Tangible book value per share:
Total stockholders' equity (GAAP)	$1,127,513	$1,095,402	$1,068,295	$1,041,366	$1,034,085	$1,127,513	$1,034,085
Tangible stockholders' equity (non-GAAP)	$1,028,380	$995,691	$968,006	$940,449	$931,736	$1,028,380	$931,736
Total shares outstanding	27,854,764	27,834,525	27,753,918	27,709,679	27,665,918	27,854,764	27,665,918
Book value per share (GAAP)	$40.48	$39.35	$38.49	$37.58	$37.38	$40.48	$37.38
Tangible book value per share (non-GAAP)	$36.92	$35.77	$34.88	$33.94	$33.68	$36.92	$33.68
Adjusted net income:
Net income (GAAP)	$23,174	$26,386	$23,569	$16,350	$22,422	$73,129	$59,278
Add: Non-recurring adjustments:
Terminated merger related expenses, net of tax	—	—	—	5,799	1,233	—	4,150
Write-off of Guardian Mortgage tradename, net of tax	—	—	—	625	—	—	—
Disposal of ATMs, net of tax	—	—	—	1,542	—	—	—
Total adjustments, net of tax	—	—	—	7,966	1,233	—	4,150
Adjusted net income (non-GAAP)	$23,174	$26,386	$23,569	$24,316	$23,655	$73,129	$63,428
Adjusted diluted earnings per share:
Diluted earnings per share (GAAP)	$0.82	$0.93	$0.83	$0.58	$0.79	$2.59	$2.12
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—	—	—	0.21	0.05	—	0.15
Write-off of Guardian Mortgage tradename, net of tax	—	—	—	0.02	—	—	—
Disposal of ATMs, net of tax	—	—	—	0.05	—	—	—
Adjusted diluted earnings per share (non-GAAP)	$0.82	$0.93	$0.83	$0.86	$0.84	$2.59	$2.27
Adjusted return on average total assets:
Return on average total assets (ROAA) (GAAP)	1.09%	1.28%	1.20%	0.81%	1.12%	1.19%	1.01%
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—%	—%	—%	0.28%	0.06%	—%	0.08%
Write-off of Guardian Mortgage tradename, net of tax	—%	—%	—%	0.03%	—%	—%	—%
Disposal of ATMs, net of tax	—%	—%	—%	0.08%	—%	—%	—%
Adjusted ROAA (non-GAAP)	1.09%	1.28%	1.20%	1.20%	1.18%	1.19%	1.09%

	As of and for the three months ended					As of and for the nine months ended
($ in thousands, except share and per share amounts)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Adjusted return on average stockholders’ equity:
Return on average stockholders' equity (ROACE) (GAAP)	8.22%	9.74%	9.03%	6.22%	8.74%	8.99%	8.04%
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—%	—%	—%	2.19%	0.48%	—%	0.56%
Write-off of Guardian Mortgage tradename, net of tax	—%	—%	—%	0.24%	—%	—%	—%
Disposal of ATMs, net of tax	—%	—%	—%	0.59%	—%	—%	—%
Adjusted ROACE (non-GAAP)	8.22%	9.74%	9.03%	9.24%	9.22%	8.99%	8.60%
Return on average tangible stockholders’ equity
Return on average stockholders’ equity (ROACE) (GAAP)	8.22%	9.74%	9.03%	6.22%	8.74%	8.99%	8.04%
Add: Impact from goodwill and other intangible assets
Goodwill	0.81%	0.98%	0.94%	0.67%	0.98%	0.90%	0.94%
Other intangible assets	0.17%	0.19%	0.21%	0.47%	0.22%	0.19%	0.25%
Return on average tangible stockholders’ equity (ROATCE) (non-GAAP)	9.20%	10.91%	10.18%	7.36%	9.94%	10.08%	9.23%
Adjusted return on average tangible stockholders’ equity:
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	9.20%	10.91%	10.18%	7.36%	9.94%	10.08%	9.23%
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—%	—%	—%	2.45%	0.54%	—%	0.63%
Write-off of Guardian Mortgage tradename, net of tax	—%	—%	—%	0.26%	—%	—%	—%
Disposal of ATMs, net of tax	—%	—%	—%	0.65%	—%	—%	—%
Adjusted ROATCE (non-GAAP)	9.20%	10.91%	10.18%	10.72%	10.48%	10.08%	9.86%

	As of and for the three months ended					As of and for the nine months ended
($ in thousands, except share and per share amounts)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Adjusted total noninterest expense:
Total noninterest expense (GAAP)	$68,901	$68,110	$62,722	$73,673	$64,664	$199,733	$190,367
Less: Non-recurring adjustments:
Terminated merger related expenses	—	—	—	(8,010)	(1,633)	—	(5,168)
Write-off of Guardian Mortgage trade name	—	—	—	(828)	—	—	—
Disposal of ATMs	—	—	—	(2,042)	—	—	—
Total adjustments	—	—	—	(10,880)	(1,633)	—	(5,168)
Adjusted total noninterest expense (non-GAAP)	$68,901	$68,110	$62,722	$62,793	$63,031	$199,733	$185,199
Adjusted efficiency ratio:
Efficiency ratio (GAAP)	64.22%	64.52%	65.19%	74.66%	65.83%	64.62%	66.10%
Less: Impact of non-recurring adjustments
Terminated merger related expenses	—%	—%	—%	(8.12)%	(1.67)%	—%	(1.80)%
Write-off of Guardian Mortgage tradename	—%	—%	—%	(0.84)%	—%	—%	—%
Disposal of ATMs	—%	—%	—%	(2.07)%	—%	—%	—%
Adjusted efficiency ratio (non-GAAP)	64.22%	64.52%	65.19%	63.63%	64.16%	64.62%	64.30%
Fully tax equivalent (“FTE”) net interest income and net interest margin:
Net interest income (GAAP)	$80,953	$78,499	$74,478	$77,047	$76,158	$233,930	$219,863
Gross income effect of tax exempt income	1,225	1,204	1,192	1,161	1,132	3,621	3,606
FTE net interest income (non-GAAP)	$82,178	$79,703	$75,670	$78,208	$77,290	$237,551	$223,469
Average earning assets	$7,888,042	$7,727,556	$7,423,376	$7,492,248	$7,430,357	$7,681,360	$7,263,093
Net interest margin	4.07%	4.07%	4.07%	4.09%	4.08%	4.07%	4.04%
Net interest margin on FTE basis (non-GAAP)	4.12%	4.13%	4.13%	4.15%	4.13%	4.13%	4.11%

Contacts:
Investor Contact:
Ed Jacques
Director of Investor Relations & Business Development, FirstSun
Investor.Relations@firstsuncb.com

Media Contact:
Jeanne Lipson
Director of Marketing, Sunflower Bank
Jeanne.Lipson@SunflowerBank.com